UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

SPARTANNASH COMPANY

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Dennis Eidson as CEO

On February 28, 2017, Dennis Eidson advised the Board of Directors of SpartanNash Company (the “Company”) that he will retire as Chief Executive Officer of the Company, effective at the conclusion of the Company’s annual shareholder meeting to be held on May 23, 2017. Mr. Eidson will continue to serve as Chairman of the Board of Directors, and will stand for re-election at the annual meeting.

Appointment of David Staples as CEO and Director

On March 1, 2017, the Board of Directors of the Company appointed David M. Staples as Chief Executive Officer of the Company, to be effective upon Mr. Eidson’s retirement on May 23, 2017. Until that time, Mr. Staples will continue to serve as President, Chief Operating Officer and Mr. Eidson will continue to serve as Chief Executive Officer.

In addition, the Board of Directors appointed Mr. Staples to the Board of Directors, effective immediately. Mr. Staples will stand for election at the Company’s 2017 annual meeting, to be held on May 23, 2017.

Mr. Staples (age 54) has served as President of SpartanNash since August 2016, and served as Chief Operating Officer since March 2015. Prior to his promotion to President, Mr. Staples served as Executive Vice President since November 2000 and Chief Financial Officer from January 2000 to April 2016 (including serving in that capacity on an interim basis from March 2015 to April 2016).

The Company has not entered into any new contracts or arrangements with Mr. Staples, or amended any existing contracts and arrangements with him. The forms of Mr. Staples’ Employment Agreement and Executive Severance Agreement were previously filed as exhibits to the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2012. Those agreements, and the description of Mr. Staples’ compensation arrangements set forth in the Executive Compensation section of the Company's Proxy Statement filed April 19, 2016, are incorporated herein by reference.

There are no arrangements or understandings between Mr. Staples and any other person pursuant to which he was selected as an executive officer or appointed as a director. There are no transactions or proposed transactions in which Mr. Staples has a direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On March 2, 2017, the Company issued a press release announcing the information disclosed above. The press release is attached to this report as Exhibit 99.1 and is incorporated here by reference.

The information reported in this Item 7.01 (including the press release) is furnished to and not "filed" with the Commission for the purposes of the Securities Exchange Act of 1934, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description

99.1	Press Released dated March 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 2017	SpartanNash Company

By	/s/ Kathleen M. Mahoney
Kathleen M. Mahoney Executive Vice President and Chief Legal Officer